TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-145655	HV-3739 – Group Variable Annuity Contracts

Supplement dated December 26, 2019 to your Prospectus

FUND LIQUIDATION

DREYFUS VIF QUALITY BOND PORTFOLIO now known as BNY MELLON VIF QUALITY BOND PORTFOLIO – INITIAL CLASS

The Board of Trustees of BNY Mellon Variable Investment Fund (the “Trust”) has approved the liquidation (the “Liquidation”) of BNY Mellon VIF Quality Bond Portfolio (the “Fund”), a series of the Trust, effective on or about April 30, 2020 (the “Liquidation Date”).  Before the Liquidation Date, and at the discretion of BNY Mellon Investment Adviser, Inc., the Fund’s investment adviser, the Fund’s portfolio securities will be sold and the Fund will cease to pursue its investment objective and policies.

Accordingly, effective on or about March 31, 2020, the Fund will be closed to any investments for new accounts.  The Fund will continue to accept subsequent Contributions until the Liquidation Date for existing accounts. You may transfer some or all of your Participant Account value in the Fund Sub-Account to other investment options currently offered under your Contract.

Prior to the Liquidation Date, you are permitted to make one special transfer of all your Participant Account value invested in the Fund Sub-Account to other investment options currently offered under your Contract.  In addition, you must re-direct all future Contributions in the Fund Sub-Account to another Sub-Account available under your Contract.  This one special transfer will not be counted towards any limitations on transfers under your Contract.

In addition, effective as of the close of business on the Liquidation Date, any Dollar Cost Averaging, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account values or allocations to the Fund Sub-Account will be terminated.

Upon completion of the Liquidation of the Fund, all references to the Dreyfus VIF Quality Bond Portfolio now known as BNY Mellon VIF Quality Bond Portfolio is hereby deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.